Exhibit 99.10


MBNA MASTER CREDIT CARD TRUST 1994-2

KEY PERFORMANCE FACTORS
December, 1996

Scheduled Maturity                                      12/15/99


Coupon                                                   5.8350%


Excess Protection Level
   3 Month Average   6.07%
     December, 1996   5.82%
     November, 1996   6.12%
     October, 1996   6.26%



Cash Yield                                              18.34%


Investor Charge Offs                                     4.19%


Base Rate                                                8.34%


Over 35 Day Delinquency                                  5.01%


Seller's Interest                                       28.15%


Total Payment Rate                                      10.26%


Total Principal Balance                                $8,443,749,170.63


Investor Participation Amount                          $900,000,000.00


Seller Participation Amount                            $2,377,082,503.90